                                                                      EXHIBIT 15


                             JOINT FILING AGREEMENT

         This will confirm the agreement by and among all of the undersigned that this Amendment No. 1 to Schedule 13D on or about this date with respect to the beneficial ownership by the undersigned of ChipPAC, Inc. is being, and any and all amendments to such Schedule may be, filed on behalf of each of the undersigned. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:  August 22, 2002

                                      CITICORP MEZZANINE III, L.P.
                                      By:  Citicorp Capital Investors Limited,
                                           its General Partner

                                      By:      /s/ Bryon Knief
                                         ---------------------------------------
                                         Name: Byron Knief
                                         Its:  President


                                      CITICORP CAPITAL INVESTORS, LIMITED

                                      By:      /s/ Byron Knief
                                         ---------------------------------------
                                         Name: Byron Knief
                                         Its:  President


                                      CITICORP VENTURE CAPITAL LTD.

                                      By:      /s/ Anthony P. Mirra
                                         ---------------------------------------
                                         Name: Anthony P. Mirra
                                         Its:  Vice President and
                                               Assistant Secretary


                                      CITIBANK, N.A.

                                      By:      /s/ Joseph B. Wollard
                                         ---------------------------------------
                                         Name: Joseph B. Wollard
                                         Its:  Assistant Secretary

                                      CITICORP

                                      By:      /s/ Joseph B. Wollard
                                         ---------------------------------------
                                         Name: Joseph B. Wollard
                                         Its:  Assistant Secretary


                                      CITIGROUP HOLDINGS COMPANY

                                      By:      /s/ Joseph B. Wollard
                                         ---------------------------------------
                                         Name: Joseph B. Wollard
                                         Its:  Assistant Secretary


                                      CITIGROUP INC.

                                      By:      /s/ Joseph B. Wollard
                                         ---------------------------------------
                                         Name: Joseph B. Wollard
                                         Its:  Assistant Secretary